Exhibit 99.2

Investor Presentation May 2021 | OTCQB: ZDPY A brand new EMERGING INDUSTRY “We are building for an industry that does not yet exist. It’s our responsibility to make sure it gets done right.” - Bryan McLaren OTCQB: ZDPY I May 2021 877 - 360 - 8839 | @ZonedProperties

FORWARD - LOOKING STATEMENTS This presentation release contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting the Company's business including, increased competition ; the ability of the Company to expand its operations through either acquisitions or internal growth, to attract and retain qualified professionals, and to expand commercial relationships ; general economic conditions ; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission . 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

COVID - 19 STATEMENT In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . We are monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . Currently, all of the properties in our portfolio are open to our Significant Tenants and their customers and will remain open pursuant to state and local government requirements . We did not experience in 2020 , and we do not foresee in 2021 , any material changes to our operations from COVID - 19 . Our tenants are continuing to generate revenue at these properties and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while we do not anticipate an impact on our operations, we cannot estimate the duration of the pandemic and potential impact on our business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to our business, including weakened demand for our properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . At this time, the Company is unable to estimate the impact of this event on its operations . 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

ZONED PROPERTIES ® , INC. Our MISSION To provide Real Estate & Sustainability Services for the Regulated Cannabis Industry, positioning the Company for Real Estate Investments and Revenue Growth. Our VISION Our VALUES Maximizing Prosperity in Local Communities by creating a paradigm for Sustainable Development in Emerging Industries, including the Regulated Cannabis Industry. Sophistication, Safety, Sustainability, Stewardship 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

Source: NewFrontierData.com THE MARKET OPPORTUNITY 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

Source: MJBizDaily.com THE MARKET OPPORTUNITY 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

THE MARKET CHALLENGE Regulated Cannabis Industry Market Challenge Properly predicting the risk and success of a regulated operator, which will in turn affect the potential value of the operating property. How can a Real Estate Company, Fund, or Investor effectively identify real estate or properties with successful operators for acquisition targets and investment opportunities? 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

ZONED PROPERTIES MARKET APPROACH Acquisition & Investment Opportunities Prop Tech Services Franchise Services Advisory Services Zoned Properties Real Estate Services for Emerging and Highly Regulated Industries can help enhance value and mitigate risk for Real Estate Investment Opportunities with Clients & Partners. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

ZONED PROPERTIES GROWTH STRATEGY

ZONED® PROPERTIES INC

ZONED® PROPERTIES INC

(Real Estate Assets & Investment Revenue)



Zoned Properties Investment Platform
Zoned Properties Franchise Services
Zoned Properties Advisory Services
Zoned Properties Brokerage Services
Zoned Properties PropTech Services

(Real Estate Growth Divisions & Services Revenue)

Zoned Properties has positioned the organization as a leading real estate development firm for emerging and highly regulated industries, specifically focusing its best practices on the emerging regulated cannabis industry. We are redefining strategic approaches to commercial real estate in regulated sectors through value-driven service offerings built out of market necessity to support an evolving and increasingly complex business landscape.

OTCQB: ZDPY I May 2021 877-360-8839 | @ZonedProperties

ZONED PROPERTIES ADVISORY SERVICES Client & Partner TESTIMONIALS “Our business would not exist without the strategic guidance from Zoned Properties.” – Valera K. Chief Compliance Officer “Zoned Properties has been an excellent partner in this project.” – Ruth M. Development Services Director “The Town of Parachute is excited to see a Zoned Properties development come to town.” – Stuart M. Town Manager We help clients develop Cannabis Projects Let us develop your project, so you can develop your business. Secure Your Property Develop Your Project Sustain Your Profits 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

ZONED PROPERTIES BROKERAGE SERVICES Real Estate transactions in the regulated cannabis industry can be extremely challenging. That’s why we created our own licensed brokerage team to directly guide clients through the process towards a successful transaction. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021 PROPERTIES BROKERAGE LLC

ZONED PROPERTIES FRANCHISE SERVICES • We believe Franchise Organizations are strong drivers of real estate development and investment opportunities. • Zoned Properties has partnered with & invested in a National Cannabis Retail Franchisor, The Open Dør, to leverage our national real estate services across a multi - state platform. • Through our convertible debenture, Zoned Properties has the opportunity to convert its investment for up to a 33% equity stake in the franchisor organization. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

ZONED PROPERTIES PROPTECH SERVICES

ZONED PROPERTIES INC

- Our team has implemented two Property Technology ("PropTech") Data Projects that will focus on solving critical needs in regulated real estate markets starting with the identification of property all the way through consumer and community interaction with the built retail environment (i.e. brick and mortar).
- Zoned Properties plans to invest in and partner with two new PropTech Data Project teams focused on providing solutions to address these critical real estate needs in regulated industries.

- **Zoned Properties PropTech Project #1: GIS Zoning & Mapping**
  - With our strategic partner and investment into the project, our goal is to utilize advanced property technology to provide solutions for property identification in regulated industries such as regulated cannabis.

- **Zoned Properties PropTech Project #2: Brick & Mortar Retail**
  - With our strategic partner and investment into the project, our goal is to provide emerging and regulated industry operators with the tools to enhance the value of their brick & mortar real estate, through consumer-centric and brand-centric property technology solutions.

OTCQB: ZDPY I May 2021 877-360-8839 | @ZonedProperties

CORPORATE SOCIAL RESPONSIBILITY • Why would a Real Estate company like Zoned Properties aim to pioneer Sustainable Development and Corporate Social Responsibility for the Regulated Cannabis industry? • As NAREIT points out in its Sustainability and Investing Overview, "Real estate is not just the physical places where we live, work, and spend our leisure time; it helps unite and define local communities and provides an important investment resource to millions of Americans.” * • We have a chance to Set the Stage & Create the Paradigm for the future of the Cannabis Marketplace by focusing on these efforts. * Source: https://www.reit.com/investing/reits - sustainability 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

ZONED PROPERTIES PORTFOLIO 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

PORTFOLIO EXPANSION & CASH FLOW (As of March 31, 2021) Portfolio Annual Cash Flow Before and After 2020 Lease Amendments Projected Portfolio Cash Flow with Planning Expansion $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Before Lease Amendments (Prior) After Lease Amendments (Current) After Phase 1 Expansion (Q2 2021) After Phase 2 Expansion (Q2 2022) Total Property Portfolio Gilbert Green Valley Kingman Tempe Chino Valley Total Property Portfolio 877 - 360 - 8839 | @ZonedProperties 1 Phase 1 Expansion projected for Q2 2021 Completion. Significant Tenant has contractually agreed to invest $8 Million into Por tf olio for Phase 1 Expansion. 2 Phase 2 Expansion projected for Q2 2022 Completion. Master Plan has been approved for Phase 2 Expansion. Capital Source has n ot yet been identified to complete Phase 2 Expansion. 3 Total Property Portfolio includes approximately 2.3 Million Square Feet of debt - free real estate with vested - rights for future development. 1 2 3 OTCQB: ZDPY I May 2021

PORTFOLIO EXPANSION & RENTABLE SQF (As of March 31, 2021) Developed & Rentable Square Footage Before and After 2020 Lease Amendments Projected Portfolio Square Footage with Planning Expansion 0 50,000 100,000 150,000 200,000 250,000 Before Lease Amendments (Prior) After Lease Amendments (Current) After Phase 1 Expansion (Q2 2021) After Phase 2 Expansion (Q2 2022) Total Property Portfolio Gilbert Green Valley Kingman Tempe Chino Valley Total Property Portfolio 877 - 360 - 8839 | @ZonedProperties 1 Phase 1 Expansion projected for Q2 2021 Completion. Projected to include approximately 155,000 square feet of developed & ren ta ble square footage. 2 Phase 2 Expansion projected for Q2 2022 Completion. Projected to include approximately 225,000 square feet of developed & ren ta ble square footage. 3 Total Property Portfolio includes approximately 2.3 Million Square Feet of debt - free real estate with vested - rights for future development. 1 2 3 OTCQB: ZDPY I May 2021

SUMMARY CAPITAL STRUCTURE Book Value (BV) of Total Capital Market Value (MV) of Total Capital 1 $2.02M of Debt + $5.93M of Stockholders’ Equity = $7.95M BV of Total Capital 2 $2.02M of Debt + $7.59M of MV Equity ($0.625/share at 3/31/2021 * 12.14M shares outstanding) = $9.61 MV of Total Capital Total Capital Total Capital Book Value of Equity Total Debt Market Value of Equity Total Debt 79% 21% 75% 25% $7.9M 1 $9.6M 2 (As of March 31, 2021) *$ in millions 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

SUMMARY STATEMENTS OF OPERATIONS Year Three Months Ended Year Ended 3/31/2021 12/31/2020 12/31/2019 12/31/2018 12/31/2017 Total revenues $345,845 $1,215,442 $1,260,421 $1,236,930 $2,113,864 Total operating expenses $389,213 $1,177,709 $1,259,706 $3,198,413 $1,416,698 Interest expenses $30,000 $120,000 $120,000 - $42,983 Interest expenses – related parties $300 $1,200 $1,200 $121,200 $129,288 Net (loss) income $(71,335) $(78,338) $(12,281) 1 ($2,027,278) 2 $1,377,902 3 Total Common Shares Outstanding 12,096,770 12,011,548 11,901,548 17,441,552 17,345,497 1 Includes $108,204 one - time gain from receipt of utilities rebate. 2 Includes $1.9 million one - time, non - cash write - off of deferred rent receivable. 3 Includes $ 831,753 one - time gain from the sale of property. 877 - 360 - 8839 | @ZonedProperties (As of March 31, 2021) OTCQB: ZDPY I May 2021

SUMMARY BALANCE SHEETS As of 3/31/2021 12/31/2020 Cash $757,235 $699,335 Rental Properties, net $6,945,274 $7,027,436 Total Debt $2,020,000 $2,020,000 Total Liabilities $2,215,850 $2,192,000 Total Shareholders’ Equity $5,932,224 $5,935,737 $5,932,224 $2,215,850 $8,148,074 Total Shareholders' Equity Total Liabilities Total Assets Summary Balance Sheets as of March 31, 2021 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

INDUSTRY LEADERSHIP Executive Councils & Memberships 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

David Honaman Independent Director COMPANY LEADERSHIP Bryan McLaren, MBA Chief Executive Officer & Chief Financial Officer Management Board of Directors Bryan McLaren Chairman Alex McLaren Director Art Friedman Independent Director Derek Overstreet Independent Director 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

ZONED PROPERTIES ® , INC. TIGHT CAPITAL STRUCTURE 12,141,548 COMMON SHARES (As of March 31 , 2021) 2 MILLION SQ. FT. OF PROPERTY OWNERSHIP ( No Toxic Debt) MULTI - STATE EXPERIENCE & PROVEN SUCCESS EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB COMMUNITY FOCUSED REGULATED CANNABIS CO. OVER 5 - YEARS AS PUBLIC COMPANY IN REGULATED CANNABIS CASH FLOW POSITIVE FROM OPERATIONS ANCILLARY / NON - PLANT TOUCHING 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021

FOR MORE INFORMATION COMPANY CONTACT Bryan McLaren ; Chairman, CEO & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I May 2021